UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2003

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-1222	95-0693330
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS identification No.)

111 West Ocean Boulevard, Suite 900 Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 624-0800

N/A

(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition.

Ducommun Incorporated issued a press release on October 28, 2003 in the form attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: October 28, 2003	By:	/s/ James S. Heiser

James S. Heiser Vice President, Chief Financial Officer and General Counsel

Exhibit 99.1

Ducommun Incorporated press release issued October 28, 2003 regarding third quarter 2003 results.

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